UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of report (Date of earliest event reported): October 29, 2003

                                  AVIGEN, INC.
               (Exact name of registrant as specified in charter)

           Delaware                      000-28272               13-3647113
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)

                             1301 Harbor Bay Parkway
                            Alameda, California 94502
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (510) 748-7150

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Item 12.  Results of Operations and Financial Condition.

           On October 29, 2003, Avigen, Inc. issued a press release announcing results for the period ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

           The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Avigen, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         AVIGEN, INC.

Dated:  October 29, 2003                 By: /s/ THOMAS J. PAULSON
                                            -----------------------------
                                             Thomas J. Paulson
                                             Vice President, Finance and
                                             Chief Financial Officer

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                                INDEX TO EXHIBITS

99.1 Press release of Avigen, Inc. issued October 29, 2003, announcing results for the period ended September 30, 2003.